UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2004

DREYER’S GRAND ICE CREAM HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50325	02-0623497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5929 College Avenue
Oakland, California 94618
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 652-8187

Item 7. Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1
Exhibit 99.2

Item 7. Exhibits.

Exhibit No.	Description
99.1	Dreyer’s Grand Ice Cream Holdings, Inc. Press Release dated March 12, 2004
99.2	Transcript from March 12, 2004 conference call

Item 12. Results of Operations and Financial Condition.

The following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On March 12, 2004, Dreyer’s Grand Ice Cream Holdings, Inc. (the “Corporation”) issued a press release to announce its results of operations for the fourth quarter of 2003 and the fiscal year ended December 27, 2003. A copy of the Corporation’s press release is furnished herewith as Exhibit 99.1 and a copy of the transcript of the conference call held by the Corporation on March 12, 2004 to discuss the results of operations for the fourth quarter and the fiscal year ended December 27, 2003 is furnished herewith as Exhibit 99.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2004	DREYER’S GRAND ICE CREAM HOLDINGS, INC.
	By:	/s/Alberto Romaneschi
		Name:	Alberto Romaneschi
		Title:	Executive Vice President – Finance and Administration and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Dreyer’s Grand Ice Cream Holdings, Inc. Press Release dated March 12, 2004
99.2	Transcript from March 12, 2004 conference call